UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 25, 2021

Adial Pharmaceuticals, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-38323	82-3074668
(Commission File Number)	(IRS Employer Identification No.)

1180 Seminole Trail, Suite 495

Charlottesville, Virginia 22901

(Address of principal executive offices and zip code)

(434) 422-9800

(Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	ADIL	NASDAQ

Warrants	ADILW	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	7.01. Regulation FD Disclosure.

On February 25, 2021, Adial Pharmaceuticals, Inc. (the “Company”) issued a press release (the “Press Release”) providing an update regarding its landmark ONWARD™ pivotal Phase 3 clinical trial (the “Trial”) investigating the Company’s lead drug candidate, AD04, as a therapeutic agent for the treatment of Alcohol Use Disorder (AUD) in persons with certain target genotypes related to the serotonin transporter and receptor.

A copy of the Press Release is attached as Exhibit 99.1 to this Report on Form 8-K. The information contained in the Press Release is being furnished to the Securities and Exchange Commission (the “Commission”) and shall not be deemed incorporated by reference into any of the Company’s registration statements or other filings with the Commission.

Item	8.01. Other Events.

On February 25, 2021, the Company issued the Press Release providing the following highlighted updates on the Trial:

●         50% enrollment reached in the Trial

o	Trial is expected to be fully enrolled Summer of 2021

●         66% of planned patient screening visits completed

o	830 patients screened out of 1,254 patients expected to be required to achieve full enrollment (more than 20 screened patients are currently pending enrollment)

●         32% of patients screened are genetically positive for treatment with AD04

o	Percentage of genetically positive patients consistent with Phase 2b prevalence and expected U.S. and European prevalence

●         75% of patients screened as genetically positive have been enrolled

o	Patient enrollment exceeds projected rate of 50% for genetically positive patients

●         86% ONWARD™ patient retention rate to date

o	Retention rate significantly greater than projected 70% retention rate

Item	9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press Release issued by Adial Pharmaceuticals, Inc. on February 25, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 26, 2021	ADIAL PHARMACEUTICALS, INC.

	By:	/s/ William B. Stilley, III
	Name:	William B. Stilley
	Title:	President and Chief Executive Officer

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